CIRCLESTAR ENERGY

OTCBB: CRCL

BE PREPARED. BE STRATEGIC. BE OPPORTUNISTIC.

CRCL – Legal Notice and Disclaimer

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Circle Star Energy Corp. (CRCL) expects or anticipates will or may occur in the future, including such things as, the potential production from operations on CRCL's properties, future well counts, capital requirements for future drilling, and other such matters are forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CRCL to be materially different from any future results, performance or achievements expressed or implied by such statements. Information contained in the asset profiles for Northwest Kansas oil are derived from publicly available information taken from third-parties related to such assets and are presented for illustrative purposes only. CRCL does not or may not own interests in the wells, production or specific properties described in such profiles. Reference to oil production may not be indicative of the oil production on CRCL's properties. You should not attribute the success described in the profiles to CRCL or its operations. CRCL holds only fractional mineral interests, royalty interests and non-operated working interests in its assets. CRCL relies on third-party operators to develop assets and commercialize its interests. These interests are subject to a variety of risks, including the inherently hazardous nature of oil and gas activities; potential effects on operations of environmental regulations; risks due to legal proceedings; financing risks, as well as those factors discussed under the headings "Forward-Looking Statements" and "Risk Factors" in CRCL's filings with the U.S. Securities and Exchange Commission. Although CRCL has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, CRCL assumes no obligation to publicly update any forward-looking statements; whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to purchase securities.

This presentation is prepared by Circle Star Energy Corp. (the "Company") and is solely for the purpose of corporate communication and general reference only. The information contained herein, including forecasts, reflects the views and opinions of management, does not purport to be definitive or contain all of the information a prospective investor may require. All information contained herein has been furnished by the management of the Company. The presentation is not intended as an offer to sell or to solicit an offer to buy or form any basis of investment decision for any class of securities of the Company in any jurisdiction. All such information should not be used or relied on without professional advice. The presentation is a brief summary in nature and does not purport to be a complete description of the Company, its business, its current or historical operation results or its future business prospects. The presentation contains certain forward looking statements with respect to the financial conditions, results, operations, business of the Company and potential acquisitions in Kansas. The statements and forecasts involve risk and uncertainly because they relate to events and depend on circumstances that occur in the future. There are a number of factors that could cause actual results or developments to differ materially from those express or implied by these forward looking statements and forecasts, including insufficient financing to close potential transactions for properties located in Kansas. This presentation is provided without any warranty or representation of any kind, either express or implied. The Company specifically disclaims all responsibility in respect of any use or reliance of any information, whether financial or otherwise, contained in this presentation. Recipients are cautioned that the cash flow projections are subject to inaccuracies and changes in conditions that may cause material changes to the financial models. The Company reserves the right to alter or amend the plan and/or projections, as outlined here-in, from time to time, without prior notice.

CIRCLESTAR ENERGY

CRCL Summary

- Significant entry position in NW Kansas
  - ~1,800 net acres leased in Trego County, KS
  - 175,000 net acres in Mississippi Lime "fairway" under contract
  - 40 square miles of 3-D seismic shot and processed (included in lease purchase)
  - Two drilling rigs available beginning in July

- Existing production from Texas properties including:
  - Madisonville Woodbine
  - Austin Chalk
  - Eagle Ford
  - Permian

- Farm-out and JV partnership opportunities for development of NW Kansas acreage

CRCL Capital Structure

DEBT	
Convertible Debt	$4,750,000
Cash (as of 6/20/12)	$ 74,000
Net Debt	$4,676,000

EQUITY	
Issued & Outstanding	36.79MM
Unvested Shares	4.06MM
Warrants & Options	0.60MM
Fully Diluted (w/o convertible)*	40.86MM
Convertible Debt	3.17MM
Fully Diluted (w/ convertible)*	44.02MM

Debt Maturity

Convertible^
$2.75MM Feb. 2013
$0.50MM Mar. 2013
$1.50MM Sep. 2014

MANAGEMENT & BOARD EQUITY*

	Share Count	Pct. of Fully Diluted Without Convert	Pct. of Fully Diluted With Convert
Beneficially Owned	1.00MM	2.45%	2.27%
Unvested Retention Shares	4.06MM	9.95%	9.23%
Unvested Options	0.35MM	0.86%	0.80%
Total	5.66MM	13.25%	12.30%

- * Does not include Performance Shares of up to 7.57MM shares
- ^ All convertible debt converts at $1.50 per share

Kansas

A Land Play & Drilling Opportunity

CRCL In Good Company in NW Kansas

Apache Corporation (NYSE: APA)
Market Cap: $33Billion

The Mississippian Lime is the third largest exploration play, currently, in Apache's portfolio (by acreage).

KEY ASSET DISCLOSURES TODAY

RESOURCE DEPTH, EXPLORATION SUCCESS, UPSIDE



Liard Basin
48 net TCF discovery
(Apache = 100%)
Williston Basin
• New 300K net acre position
• 1 BN net BO potential
Cook Inlet
1.3 BN net
BOE potential
Mississippian Lime
• New 580K net acre position
• 2 BN net BO potential
Anadarko Basin
• 33K development locations
• 5.4 BN net BOE (1.5% PUD)
Permian Basin
• 35K development locations
• 3.8 BN net BOE (6.2% PUD)
Kenya Deepwater Oil
1.4 BN net BO potential
in 8 prospects
New Zealand Oil
• 450K net acres
• 0.5 BN net BO potential
Vaca Muerta Shale Oil
• 450K net acres
• 0.8 BN net BO resource
Apache Acreage

Apache

EXPLORATION: NEW PLAY SUMMARY

	Net Acres (000)	Discovered (net unbooked resource)	Prospective (net unbooked potential)	Combined (net unbooked)
Liard Basin	430	48 TCF		8.0 BN BOE
Vaca Muerta Oil	450	0.8 BN BO		0.8 BN BO
Mississippian Lime	580		2.0 BN BO	2.0 BN BO
Williston Basin	300		1.0 BN BO	1.0 BN BO
New Zealand	450		0.5 BN BO	0.5 BN BO
Cook Inlet	>1,000		1.3 BN BO	1.3 BN BO
Kenya Deepwater	630		1.4 BN BO	1.4 BN BO
TOTAL	**>3,840**	**8.8 BN BOE**	**6.2 BN BO**	**15.0 BN BOE**
Upside to APA's YE 2011 P1 Reserves		**294%**	**206%**	**501%**

- Prospective based on current oil prospect inventory (expected to be expanded per play)
- Does not include exploration plays led by regions or undisclosed plays

Apache

The Mississippian Lime accounts for 2 Billion of a total of 7 Billion barrels (~29%) of un-booked potential oil reserves in Apache's global exploration portfolio.

Mississippian – Vast Resource Potential



Kansas
Oklahoma
SandRidge Focus Area

Mississippian Project

- Shallow, Carbonate Oil Play
- 17 million acre prospective area
- Over 14,700 vertical wells
- SD ≈ 1.5 million net acres
- SD ≈ 7,000 potential net locations[(a)]
- ≈ 4,500' – 6,000' depth to target formation
- ≈ 200' – 700' thickness of the Mississippian section
- 380 Horizontal wells planned for SandRidge in 2012

232 SandRidge horizontal wells[(b)]
255 Industry horizontal wells[(b)]
14,700 Vertical Miss Wells

(a) Based on 3 wells per section
(b) Drilled well counts as of 02/06/12

SANDRIDGE
THE POWER OF US

Apache in NW Kansas

Circle Star Contracted / Leased / Negotiated Leases

MISSISSIPPIAN LIME
FIRST MOVER, 580K NET ACRES OF STACKED PLAYS



Nebraska
Kansas
Drilling Rigs Operating Now
Other Wells Permitted YTD
Apache Acreage

- 580,000 net acres secured in Kansas, Nebraska
- First mover in extension of horizontal oil plays
  - Low entry cost
  - Now majors, large cap E&Ps pursuing
- 7,200 play locations
  2 BN BO play net EUR
- Multiple stacked oil plays: Mississippian Lime, Cherokee, Upper Pennsylvanian
- Historical production from vertical wells:



Apache

MISSISSIPPIAN LIME
MULTIPLE STACKED PLAYS



Type Log
Upper Penn
Cherokee
Mississippian Lime
100'

Type Section Location



Apache

Apache's Analysis of Mississippian Play

MISSISSIPPIAN LIME

PLAY PROFILE



Miss Lime
Play Outline

- Apache Acreage
- Mississippian Lime Play Outline

- 415,000 acres (100% WI)
- 2,500 play locations
- Play activity in APA focus area:
  152 wells drilling, 224 permitted YTD

Oil Filled Porosity: Cross-Section of APA Acreage



S
N
Top Miss Lime
Oil Filled Porosity
Base Miss Lime
Oil Filled Porosity

Apache

Apache's Analysis of Cherokee Play

MISSISSIPPIAN LIME

CHEROKEE PLAY PROFILE



Cherokee
Play Outline

Apache Acreage

- 230,000 acres (100% WI)
- 1,400 play locations



Oil Filled Porosity: Cross-Section of APA Acreage
S
N
50'

97

Apache

Apache's Analysis of Upper Penn Play

MISSISSIPPIAN LIME

UPPER PENN PLAY PROFILE



Upper Penn
Play Outline
Apache Acreage

- 500,000 acres (100% WI)
- 3,300 play locations



Oil Filled Porosity: Cross-Section of APA Acreage
S
N
100'
Top Penn
Base Penn
Oil Filled Porosity

98

NW Kansas Horizontal Well Economics

MISSISSIPPIAN LIME

EVALUATION ECONOMICS

Mississippian Lime

D+C Cost $MM	3.5
EUR MBO	320
ROR	65%
WI / NRI	100% / 81%
Play Locations	2,500 (0% PUD)
Play Net EUR	800 MMBO


BOE / D
Month

Cherokee

D+C Cost $MM	3.5
EUR MBO	261
ROR	96%
WI / NRI	100% / 81%
Play Locations	1,400 (0% PUD)
Play Net EUR	365 MMBO


BOE / D
Month

Upper Penn

D+C Cost $MM	3.5
EUR MBO	265
ROR	74%
WI / NRI	100% / 81%
Play Locations	3,300 (0% PUD)
Play Net EUR	875 MMBO


BOE / D
Month

99

Apache

Apache's Plans for NW Kansas

EXPLORATION: FORWARD TIMELINE

	Q3-12	Q4-12	Q1-13	Q2-13	Q3-13	Q4-13
Liard Basin	Tenure Wells		Additional Concept Wells			
Mississippian Lime Williston Basin	Appraisal Drilling				Development	
Vaca Muerta Shale	Finalize Appraisal		Development			
Cook Inlet	Seismic	Exploration Wells			Development	
Kenya Deepwater	Mbawa-1 Well		1-2 Appraisal Wells			

Continued play+opportunity capture:
Away from the herd, low entry cost

109

Large Caps Versus CRCL in NW Kansas

	Apache Corp.		CRCL	
Drilling	Horizontal		Vertical	
D&C	$	3,500,000	$	500,000
EUR (Avg. Est.)		290,000		77,000
Dev. Cost/boe	$	12.07	$	6.49


Frac Detail
Horizontal Well Frac
Vertical Well Frac
Pilot Hole

MidCon Infrastructure


Legend
Interstate Pipelines
Intrastate Pipelines
Source:
Energy Information Administration, Office of Oil & Gas,
Natural Gas Division, Gas Transportation Information System


Petroleum Refineries
Operable Petroleum Refinery
U.S. Total = 147

Unconventional Resource Transaction Multiples: Implied Acreage Value (To Date)*

The Mississippian provides "the best rates of return in the U.S. today."

Tom Ward, CEO of SandRidge



Bakken
$12,772.8
Mississippian
???
Niobrara
$5,000.0
Barnett
$17,307.7
Eagle Ford
$24,822.7
Utica
$15,015.4
Marcellus
$17,391.0
Fayetteville
$14,074.1
Haynesville
$30,000.0

Oil Resource Play	Size (Acres)
Mississippian	17MM
Bakken	10MM - 15MM
Eagle Ford	6MM
Niobrara	5MM
Wolfberry	4MM

Max Implied Value Per Acre

Formation	Date	Buyers	Sellers	Value ($MM)	Net Acres	$/Acre
Marcellus	Jan-10	Chesapeake Energy	Azimuth Resources	$ 100.0	5,750	$ 17,391.0
Haynesville	Jul-08	Plains Exploration & Production Co	Chesapeake Energy Corporation	$ 3,300.0	110,000	$ 30,000.0
Barnett	Feb-11	Legend Natural Gas IV, LP	Range Resources	$ 900.0	52,000.00	$ 17,307.7
Niobrara	Apr-11	Marubeni	Marathon Oil	$ 270.0	54,000	$ 5,000.0
Eagle Ford	Jun-11	Marathon Oil	Hilcorp Resource Holdings	$ 3,500.0	141,000	$ 24,822.7
Utica	Nov-11	EnerVest	Chesapeake Energy Corporation	$ 2,440.0	162,500	$ 15,015.4
Bakken	Oct-11	Statoil	Brigham Exploration	$ 4,800.0	375,800	$ 12,772.8
Fayetteville	8-Sep	BP Plc	Chesapeake Energy Corporation	$ 1,900.0	135,000	$ 14,074.1

* Canaccord Genuity Research

Mississippi Lime DST & Type Curve Comparison



Oklahoma Miss
1,439 Wells
66 MBbls EUR
b Factor of 2.5
Final Decline < 5%
3 County Area (Woods, Alfalfa, Grant)
NW Kansas Miss
4,032 Wells
86 MBbls EUR
b Factor of 2.5
Final Decline < 5%
14 County Area



DST Information consistently better in NW Kansas Miss vs. Oklahoma Miss
KANSAS
OKLAHOMA

Source: SandRidge Energy

Trego & Gove County Contract Acreage



Gove & Trego Cty. Offset Activity



Murfin Drilling Co., Inc.
Dietz 'L' 1-8
56.4 mbo cum
130 bopd 1st 12 mo. avg
Murfin Drilling Co., Inc.
Hobston Unit 1-8
34.7 mbo cum
120 bopd 1st 12 mo. avg
Circle Star Leasehold
Gove & Trego Cty., KS
64K net lease acres
100%WI / ~83%NRI
Palomino Petroleum, Inc.
Harris-Keller 1
18.6 mbo cum
88 bopd 1st 12 mo. avg
MURFIN DRILLING CO I
PALOMINO PETROLEUM, INC.
10 Miles

COUNTY: *Trego*
OPERATOR: *Murfin Drilling Co., Inc.*
WELL NAME: *Dietz 'L' 1-8*
FIELD NAME: *Humperdink*

56,430 bo cum
130 bopd 1st
12 month avg



OIL
Production (BBL)
100000
10000
1000
100
2009
2010
2011
2012
Year

YEAR	MONTH	PRODUCTION
2009	9	1102.53
2009	10	4758.10
2009	11	4259.21
2009	12	4253.57
2010	1	4271.66
2010	2	3940.97
2010	3	4581.17
2010	4	4229.76
2010	5	4156.53
2010	6	4000.28
2010	7	4076.46
2010	8	3834.87
2010	9	2515.10
2010	10	1495.05
2010	11	1124.12
2010	12	908.59
2011	1	689.02
2011	2	448.82
2011	3	415.64
2011	4	380.36
2011	5	280.71
2011	6	283.67
2011	7	194.95
2011	8	240.92

COUNTY: *Trego*
OPERATOR: *Murfin Drilling Co., Inc.*
WELL NAME: *Hobston Unit 1-8*
FIELD NAME: *Humperdink*

34,737 bo cum
120 bopd 1st
12 month avg



OIL
Production (BBL)
100000
10000
1000
100
2010
2011
2012
Year

YEAR	MONTH	PRODUCTION
2010	3	813.35
2010	4	3897.25
2010	5	4202.91
2010	6	4199.95
2010	7	4191.31
2010	8	4035.77
2010	9	4048.91
2010	10	3420.50
2010	11	2265.59
2010	12	1472.83
2011	1	1291.55
2011	2	806.37
2011	3	963.82
2011	4	651.01
2011	5	645.03
2011	6	640.17
2011	7	481.12
2011	8	481.57
TOTAL		34737.01

COUNTY: ***Trego***
OPERATOR: ***Palomino Petroleum, Inc.***
WELL NAME: ***Harris-Keller 1***
FIELD NAME: ***Mcninch***

18,601 bo cum
88 bopd 1st 12 month avg



OIL
Production (BBL)
100000
10000
1000
100
2011
2012
Year

YEAR	MONTH	PRODUCTION
2011	2	812.65
2011	3	3451.68
2011	4	3278.74
2011	5	3428.45
2011	6	2583.43
2011	7	2579.81
2011	8	2467.02
TOTAL		18601.78

CRCL – Contact Information

Circle Star Energy Corp.
7065 Confederate Park Road, Suite 102
Fort Worth, Texas 76108
(817) 744-8502
info@circlestarenergy.com
www.circlestarenergy.com

APPENDIX

Decline Curve ~ Lansing



Kansas Lansing Decline Curve
CRCL Assumptions
IP: 50 Bpd
1st Yr. Decline: 60%
2nd Yr. Decline: 30%
3rd Yr. Decline: 20%
4th Yr. Decline: 10%
EUR: 77 Mbbls
D&C Cost: $500K
PV10 ($75/bbl): $2.5MM

Decline Curve ~ Mississippian



Kansas Mississippian Decline Curve
Barrels Per Day
CRCL Assumptions
IP: 188 Bpd
1st Yr. Decline: 60%
2nd Yr. Decline: 30%
3rd Yr. Decline: 20%
4th Yr. Decline: 10%
EUR: 288 Mbbls
SandRidge Disclosures*
IP (30 day rate): 275 Boepd
EUR: 456 MBoe

CRCL Leadership

JEFF JOHNSON – Chairman, CEO

Founder, Chairman and CEO of Cano Petroleum, Inc. from 2004-2011, initially OTC listed, moved to NYSE/Amex in 2005. CEO of Scope Operating Company from 1998-2004. Founder and CEO of Acumen Resources, Inc. from 1993-1998. Previously served on the NYSE/Amex Listed Company Counsel. Has served as a director on the Board of the Company since June 16, 2011 and as Chairman of the Board of the Company since July 6, 2011.

G. JONATHAN PINA – CFO, Treasurer, Secretary

Former Managing Partner of Pimuro Capital Partners. Former Vice President of E&P Investment Banking, Chiron Financial Advisors. Former Project Manager – Randall & Dewey/Jefferies. 2008 Emerging Businessman of the Year (Pimuro Capital Partners) awarded by the Houston Hispanic Chamber of Commerce

JAYME WOLLISON – Vice President of Operations

Third generation oil driller and producer. Drilled over 100 Mississippian wells in Oklahoma. Former Vice President of Operations of Cano Petroleum, Inc. Former owner of Ladder Energy & Stratford well services where Jayme owned and operated drilling rigs, service rigs and oil & gas production.

THOMAS RICHARDS – Independent Director

Founder and President of Redco, Inc., Oil & Gas Exploration Company. Managing Partner and Owner of Richards Cattle Company. Formerly Land and Lease Manager of Cano Petroleum, Inc., Fort Worth based Oil & Gas Enhanced Recovery Company. Member of the Presidents Council at Texas Tech University and a practicing oil and gas attorney. Graduated with a B.A. in Finance at Texas Tech University and Doctorate of Law at Baylor University.

MORRIS "SAM" SMITH – Independent Director

Woodbine Acquisition Corporation, CEO, Officer & Director (2011). Cano Petroleum, CFO (2005 - 2008). RBI International, Consultant (2004 - 2005). Encore Acquisition Company, Exec VP, CFO, Treasurer (2000 to 2003). Union Pacific Resources, VP of Finance and CFO (1996 - 2000). Union Pacific Corporation, Controller (1990 - 1996). Bachelor of Business Administration, McMurry University. Advanced Management Program & International Studies, Harvard School of Business.

CRCL Events Timeline

June 2011

1.Company name changes to Circle Star Energy Corp; ticker CRCL
2.CRCL acquires JHE Assets, assumes $7.5MM in debt ($6.5MM after immediate payment)
3.CRCL raises $1.2MM in common equity ($0.25 units - one share and one share purchase warrant at $0.50).

July 2011

1.S. Jeffrey Johnson joins as Chairman of the Board
2.G. Jonathan Pina joins as CFO

August 2011

1.CRCL raises ~$400K in common equity (friends & family @ $0.25 per share)

September 2011

1.CRCL raises$1.5MM in 6% convertible debt (convert at $1.50), pay-down of seller note ($5.0MM balance after payment)

October 2011

1.S. Jeffrey Johnson joins as CEO

November 2011

1.CRCL acquires Permian assets for 203,500 shares of stock

December 2011

1.CRCL contracts to sell JHE Holdings

February 2012

1.CRCL terminates agreement to sell JHE Holdings
2.CRCL raises $2.75MM of 10% convertible debt (convert @ $1.50)
3.CRCL pays $2MM on JHEH note ($3MM balance after payment)
4.Thomas M. Richards joins the board

March 2012

1.Morris ("Sam") B. Smith joins the board
2.David Brow resigns as director
3.CRCL raises $0.5MM of 10% convertible debt ($1.50 convert)
4.CRCL contract to acquire leases totaling approx. 64,000 acres in Northwest Kansas.

April 2012

1.CRCL contract to acquire additional leases totaling approx. 111,000 acres in Northwest Kansas.

May 2012

1.CRCL receives $2.4MM from early exercise of 4.8MM warrants.
2.CRCL raises $750K in common equity ($1.50 per share with 50% warrant coverage and warrant exercise at $2.75)